EXHIBIT 10.70
SECURITIES PURCHASE AGREEMENT
     This Securities Purchase Agreement (this “Agreement”), dated as of December 21, 2006, is made by and among Columbia Laboratories, Inc., a Delaware corporation (the “Company”), and the Purchasers listed on Exhibit A hereto, together with their permitted transferees (each, a “Purchaser” and collectively, the “Purchasers”).
Recitals:
     A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act and/or Regulation D under the Securities Act.
     B. The Purchasers, severally but not jointly, desire to purchase, and the Company desires to sell, upon the terms and conditions stated in this Agreement, up to a maximum amount of up to $40,000,000.00 principal amount of subordinated notes convertible into shares of Common Stock (as defined herein) and warrants to purchase shares of Common Stock.
     C. The capitalized terms used herein and not otherwise defined have the meanings given them in Article 7.
AGREEMENT
     In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers (severally and not jointly) hereby agree as follows:
ARTICLE 1
PURCHASE AND SALE OF SECURITIES
     1.1 Purchase and Sale of Securities. At the Closing, the Company will issue and sell to each Purchaser, and each Purchaser will, severally and not jointly, purchase from the Company (i) subordinated notes convertible into shares of Common Stock in accordance with the terms of the notes (the “Notes”), and (ii) warrants (the “Warrants”) to purchase shares of Common Stock, in the amounts set forth opposite such Purchaser’s name on Exhibit A hereto (the Notes, the Warrants, the Conversion Shares and the Warrant Shares are referred to collectively as the “Securities”). The aggregate purchase price for the Notes and the Warrants to be purchased by such Purchaser at the Closing (the “Purchase Price”) shall be the amount set forth opposite such Purchaser’s name on Exhibit A hereto, such Purchase Price being (i) a price of $1.00 for each $1.00 of principal amount of Notes and (ii) a price for related Warrant equal to $0.01 for each share of Common Stock subject to the Warrant to be purchased by such Purchaser at the Closing.
     1.2 Payment. At the Closing, each Purchaser will pay the aggregate Purchase Price set forth opposite its name on Exhibit A hereto by wire transfer of immediately available funds in accordance with wire instructions provided by the Company to the Purchasers prior to the Closing. The Company will deliver to each Purchaser at the Closing (i) a Note, substantially in the form attached hereto as Exhibit B, in the amount set forth opposite such Purchaser’s name on Exhibit A and (ii) a Warrant, substantially in the form attached hereto as Exhibit C, to purchase the number of shares of Common Stock set forth opposite such Purchaser’s name on Exhibit A.

     1.3 Closing Date. The closing of the transaction contemplated by this Agreement will take place on December 22, 2006 (the “Closing Date”) and the closing (the “Closing”) will be held at the offices of Kaye Scholer LLP, 425 Park Avenue, New York, New York, or at such other time and place as shall be agreed upon by the Company and the Purchasers hereunder of a majority in interest of the Securities.
ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
     Except as specifically contemplated by this Agreement, the Company hereby represents and warrants to the Purchasers that:
     2.1 Organization and Qualification. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to conduct its business as currently conducted as disclosed in the SEC Documents. The Company is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to have a Material Adverse Effect.
     2.2 Authorization; Enforcement. The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement, the Notes, the Irrevocable Transfer Agent Instructions (as defined in Section 4.10(b)), and the Warrants, (collectively, the “Transaction Documents”) to consummate the transactions contemplated hereby and thereby and to issue the Securities in accordance with the terms hereof. The execution, delivery and performance of this Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby (including the issuance of the Securities) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required. This Agreement has been and other Transaction Documents, at the Closing, will be duly executed by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and except as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws.
     2.3 Capitalization. The authorized capital stock of the Company, as of December 20, 2006, consisted of (i) 100,000,000 shares of Common Stock, of which 49,694,213 shares were issued and outstanding, (ii) 151,000 shares of Series A Convertible Preferred Stock, par value $0.01 per share, none of which were issued or outstanding, (iii) 150,000 shares of Series B Convertible Preferred Stock, par value $0.01 per share, of which 130 shares were issued and outstanding, (iv) 6,660 shares of Series C Convertible Preferred Stock, par value $0.01 per share, of which 3,250 shares were issued and outstanding, (v) 100,000 shares of Series D Junior Participating Preferred Stock, none of which were issued or outstanding and (vi) 100,000 shares of Series E Convertible Preferred Stock, par value $0.01 per share, of which 69,000 shares were issued and outstanding (clauses (ii) through (vi), collectively, the “Preferred

Stock”). All of the issued and outstanding shares of Common Stock and Preferred Stock have been duly authorized, validly issued and are fully paid and nonassessable. Options to purchase an aggregate of 4,771,802 shares of Common Stock were outstanding as of December 20, 2006. Except as disclosed in or contemplated by the SEC Documents, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or exercisable or exchangeable for, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations other than (i) options granted under the Company’s stock option plans, (ii) pursuant to the Preferred Stock, (iii) pursuant to warrants exercisable for 2,582,041 shares of Common Stock as of December 20, 2006 and (iv) pursuant to the Investment and Royalty Agreement, dated as of March 5, 2003, between the Company and PharmaBio Development Inc. (“PharmaBio”), a corporation organized under the laws of the State of North Carolina. The Company’s Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”), as in effect on the date hereof, and the Company’s Bylaws (the “Bylaws”) as in effect on the date hereof, are each filed as exhibits to the SEC Documents.
     2.4 Issuance of Securities. The Notes and Warrants are duly authorized and are free from all taxes, liens and charges with respect to the issue thereof. The shares of Common Stock issuable upon conversion of the Notes (“Conversion Shares”) and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares” and, collectively with the Conversion Shares, the “Shares”) are duly authorized and, upon issuance in accordance with the terms of the Notes and the Warrants, as applicable, the Shares will be validly issued, fully paid and non-assessable and will not be subject to preemptive rights or other similar rights of stockholders of the Company.
     2.5 No Conflicts; Government Consents and Permits.
          (a) The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance of the Securities) will not (i) conflict with or result in a violation of any provision of its Certificate of Incorporation or Bylaws or require the approval of the Company’s stockholders, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default under, any agreement, indenture or instrument to which the Company is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company, except in the case of clauses (ii) and (iii) only, for such conflicts, breaches, defaults and violations as would not reasonably be expected to have a Material Adverse Effect.
          (b) The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents in accordance with the terms hereof, or to issue and sell the Securities in accordance with the terms hereof other than such as have been made or obtained, and except for the registration of the Shares under the Securities Act pursuant to Section 6 hereof, any filings required to be made under federal or state securities laws, and any required filings or notifications regarding the issuance or listing of additional shares with Nasdaq.
          (c) The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, except for such franchise, permit, license or similar authority, the lack of which would not reasonably be expected to have a Material Adverse Effect. The Company has not received any written notice of any proceeding relating to revocation or modification of any such franchise, permit, license or similar authority except where such revocation or modification would not reasonably be expected to have a Material Adverse Effect.
     2.6 SEC Documents, Financial Statements. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC since January 1, 2005, pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and included, to the extent required, detailed descriptions of material indebtedness for borrowed money, and, except as otherwise disclosed therein, none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Financial Statements and the related notes have been prepared in accordance with accounting principles generally accepted in the United States, consistently applied, during the periods involved (except (i) as may be otherwise indicated in the Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes, may be condensed or summary statements or may otherwise conform to the SEC’s rules and instructions for Reports on Form 10-Q) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). All material agreements that were required to be filed as exhibits to the SEC Documents under Item 601 of Regulation S-K (collectively, the “Material Agreements”) to which the Company or any Subsidiary of the Company is a party, or the property or assets of the Company or any Subsidiary of the Company are subject, have been filed as exhibits to the SEC Documents. To the Company’s knowledge, all Material Agreements are valid and enforceable against the Company in accordance with their respective terms, except (i) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and (ii) as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws. The Company is not in breach of or in default under any of the Material Agreements and, to the Company’s knowledge, no other party to a Material Agreement is in breach of or default under such Material Agreement, except in each case, for such breaches or defaults as would not reasonably be expected to have a Material Adverse Effect. The Company has not received a notice of termination of any of the Material Agreements.
     2.7 Disclosure Controls and Procedures. Except as disclosed in the SEC Documents, the Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) that are effective in all material respects to ensure that material information relating to the Company, including any consolidated Subsidiaries, that is required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the most recently filed quarterly or annual periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed quarterly or annual periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal control over financial reporting identified in connection with such evaluation that occurred during the Company’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
     2.8 Accounting Controls. Except as disclosed in the SEC Documents, the Company maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     2.9 Absence of Litigation. As of the date hereof, there is no action, suit, proceeding or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the Company’s knowledge, threatened against the Company that if determined adversely to the Company would reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, there has not been and there is not pending any investigation by the SEC involving the Company or any current or former director or officer of the Company. The Company has not received any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act and, to the Company’s knowledge, the SEC has not issued any such order.
     2.10 Intellectual Property Rights. To the Company’s knowledge, the Company owns or possesses licenses or sufficient rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights necessary to enable it to conduct its business in all material respects as conducted as of the date hereof (the “Intellectual Property”), except for such Intellectual Property, the inability to use would not have a Material Adverse Effect. To the Company’s knowledge, the Company has not infringed the intellectual property rights of third parties and no third party, to the Company’s knowledge, is infringing the Intellectual Property, in each case, which could reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the SEC Documents, there are no material options, licenses or agreements relating to the Intellectual Property, nor is the Company bound by or a party to any material options, licenses or agreements relating to the patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names or copyrights of any other person or entity. As of the date hereof, there is no material claim or action or proceeding pending or, to the Company’s knowledge, threatened that challenges the right of the Company with respect to any Intellectual Property.

     2.11 Placement Agent. The Company has taken no action that would give rise to any claim by any person for brokerage commissions, placement agent’s fees or similar payments relating to the Transaction Documents or the transactions contemplated thereby, except for dealings with the Placement Agent, whose commissions and fees will be paid by the Company.
     2.12 Investment Company. The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.
     2.13 No Material Adverse Change. Since December 31, 2005, except as described or referred to in the SEC Documents, there has not been any Material Adverse Effect. Since December 31, 2005, (i) there has not been any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock (except for the regular quarterly dividend payable on the Company’s Series C Convertible Preferred Stock), (ii) the Company has not sustained any material loss or interference with the Company’s business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, and (iii) the Company has not incurred any material liabilities except in the ordinary course of business and except for liabilities arising from or in connection with the Transaction Documents. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing will not be, Insolvent.
     2.14 Nasdaq Global Market. The issued and outstanding shares of Common Stock are listed on Nasdaq, and, to the Company’s knowledge, there are no proceedings to revoke or suspend such listing. The Company is in compliance in all material respects with the requirements of Nasdaq for continued listing of the Common Stock thereon and any other Nasdaq listing and maintenance requirements.
     2.15 Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity with respect to the Company) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents to the Company in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to such Purchaser’s purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into the Transaction Documents has been based on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.
     2.16 Accountants. Goldstein Golub Kessler LLP, who will express their opinion with respect to the audited financial statements and schedules to be included as a part of the

Registration Statement prior to the filing of the Registration Statement, are independent accountants as required by the Securities Act.
     2.17 Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary for a company (i) in the businesses and location in which the Company is engaged, (ii) with the resources of the Company and (iii) at a similar stage of development as the Company. The Company has not received any written notice that the Company will not be able to renew its existing insurance coverage as and when such coverage expires. The Company believes it will be able to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.
     2.18 Foreign Corrupt Practices. Since January 1, 2005, neither the Company, nor to the Company’s knowledge, any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of in any material respect any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.
     2.19 Private Placement. Neither the Company nor any of its Subsidiaries or Affiliates, nor any Person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Securities under the Securities Act.
     2.20 No Registration Rights. No person has the right to (i) prohibit the Company from filing the Registration Statement or (ii) other than as disclosed in the SEC Documents, require the Company to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement. The granting and performance of the registration rights under this Agreement will not violate or conflict with, or result in a breach of any provision of, or constitute a default under, any agreement, indenture or instrument to which the Company is a party.
     2.21 Taxes. The Company has filed (or has obtained an extension of time within which to file) all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown as due on such tax returns, except where the failure to so file or the failure to so pay would not reasonably be expected to have a Material Adverse Effect.
     2.22 Real and Personal Property. The Company has good and marketable title to, or has valid rights to lease or otherwise use, all items of real and personal property that are material to the business of the Company free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use of such property by the Company or (ii) would not reasonably be expected to have a Material Adverse Effect.
     2.23 No Manipulation of Stock. The Company has not taken, nor will it take, directly or indirectly any action designed to stabilize or manipulate the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares.

     2.24 Related Party Transactions. Since September 30, 2006, except with respect to the transactions (i) that are not required to be disclosed and (ii) contemplated hereby to the extent an affiliate of any director purchases Securities hereunder, all transactions that have occurred between or among the Company, on the one hand, and any of its officers or directors, or any affiliate or affiliates of any such officer or director, on the other hand, prior to the date hereof have been disclosed in the SEC Documents.
     2.25 No Integrated Offering. None of the Company, its Subsidiaries, any of their Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their Affiliates nor any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings.
     2.26 Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the jurisdiction of its formation which is or could become applicable to any Purchaser as a result of the transactions contemplated by the Transaction Documents, including, without limitation, the Company’s issuance of the Securities and any Purchaser’s ownership of the Securities.
     2.27 Sarbanes-Oxley Act. The Company is in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.
     2.28 Form S-3 Eligibility. The Company is eligible to register the Conversion Shares and the Warrant Shares for resale by the Purchasers using Form S-3 promulgated under the Securities Act.
ARTICLE 3
PURCHASER’S REPRESENTATIONS AND WARRANTIES
     Each Purchaser represents and warrants to the Company, severally and not jointly, with respect to itself and its purchase hereunder, that:
     3.1 Investment Purpose; Status. The Purchaser is an “accredited investor” as such term is defined in Rule 501(a) of the Securities Act. The Purchaser is purchasing the Securities for its own account and not with a present view toward the public sale or distribution thereof and has no intention of selling or distributing any of such Securities or any arrangement or understanding with any other persons regarding the sale or distribution of such Securities, except as would not result in a violation of the Securities Act; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except pursuant to and in accordance with the Securities Act. The Purchaser acknowledges that no Securities were offered or sold to it by means of any form of general solicitation or general advertising.
     3.2 Questionnaire. The Investor Questionnaire (the “Investor Questionnaire”) submitted by Purchaser to the Company in connection with its purchase of the Securities was accurate and correct when delivered and is accurate and correct as of the date hereof.
     3.3 Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.
     3.4 Acknowledgement of Risk.
          (a) The Purchaser acknowledges and understands that its investment in the Securities involves a significant degree of risk, including, without limitation, (i) the Company remains a development stage business with limited operating history and requires substantial funds in addition to the proceeds from the sale of the Securities; (ii) an investment in the Company is speculative, and only Purchasers who can afford the loss of their entire investment should consider investing in the Company and the Securities; (iii) the Purchaser may not be able to liquidate its investment; (iv) transferability of the Securities is extremely limited; (v) in the event of a disposition of the Securities, the Purchaser could sustain the loss of its entire investment; and (vi) the Company has not paid any dividends on its Common Stock since January 1, 2001, and does not anticipate the payment of dividends in the foreseeable future. Such risks are more fully set forth in the SEC Documents;
          (b) The Purchaser is able to bear the economic risk of holding the Securities for an indefinite period, and has knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the investment in the Securities; and
          (c) The Purchaser has, in connection with the Purchaser’s decision to purchase Securities, not relied upon any representations or other information (whether oral or written) other than as set forth in the representations and warranties of the Company contained herein, and the Purchaser has, with respect to all matters relating to this Agreement and the offer and sale of the Securities, relied solely upon the advice of such Purchaser’s own counsel and has not relied upon or consulted any counsel to the Placement Agent or counsel to the Company.
     3.5 Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

     3.6 Transfer or Resale.
          (a) The Purchaser understands that the Securities have not been and are not being registered under the Securities Act or any applicable state securities laws and, consequently, the Purchaser may have to bear the risk of owning the Securities for an indefinite period of time because the Securities may not be transferred unless (i) the resale thereof is registered pursuant to an effective registration statement under the Securities Act; or (ii) the Purchaser has delivered to the Company an opinion of counsel (in form, substance and scope reasonably acceptable to the Company) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; and
          (b) Neither the Company nor any other person is under any obligation to register the resale of the Securities or under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder; provided it is acknowledged that the Company is obligated to register the Shares for resale pursuant to Article 6 hereof.
     3.7 Legends. The Purchaser understands the certificates representing the Securities will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO THE EXTENT THAT SUCH OPINION IS REQUIRED PURSUANT TO THAT CERTAIN SECURITIES PURCHASE AGREEMENT UNDER WHICH THE SECURITIES WERE ISSUED.
and, the Notes will additionally bear the following restrictive legend:
THE RIGHT OF THE HOLDER OF THIS CONVERTIBLE SUBORDINATED NOTE TO RECEIVE PAYMENT HEREUNDER IS SUBJECT AND SUBORDINATED IN PAYMENT TO THE SENIOR DEBT TO THE EXTENT AND IN THE MANNER SET FORTH IN PARAGRAPH 3 OF THIS NOTE.
     3.8 Authorization; Enforcement. The Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and has the requisite power and authority to enter into the Transaction Documents and to consummate the transactions contemplated thereby. The Purchaser has taken all necessary action to authorize the execution, delivery and performance of the Transaction Documents. Upon the execution and delivery of the Transaction Documents, the Transaction Documents shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws

     3.9 Residency. The Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser’s name on the signature pages hereto.
     3.10 No Short Sales. Between the time the Purchaser learned about the Offering and the public announcement of the Offering, the Purchaser has not engaged in any short sales or similar transactions with respect to the Common Stock, nor has the Purchaser, directly or indirectly, knowingly caused any Person to engage in any short sales or similar transactions with respect to the Common Stock.
     3.11 Status. The Purchaser is not an “interested stockholder” (as such term is defined in Section 203 of the Delaware General Corporation Law) of the Company.
     3.12 Rights Agreement. The Purchaser (other than Affiliates of Perry Corp.), its Affiliates and Associates collectively Beneficially Own (as defined in the Rights Agreement, dated as of March 13, 2002, between the Company and First Union National Bank, as rights agent, as amended), and, immediately after the Closing will Beneficially Own, less than 15% of the outstanding shares of Common Stock.
ARTICLE 4
COVENANTS
     4.1 Reporting Status. The Common Stock is registered under Section 12 of the Exchange Act. During the Registration Period, the Company agrees to use commercially reasonable efforts to timely file with the SEC all reports required to be filed by the Company under the Exchange Act, and the Company will not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.
     4.2 Expenses. The Company and each Purchaser is liable for, and each will pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of the Transaction Documents; provided, that the Company will pay the reasonable attorneys’ fees and expenses incurred in connection with the negotiation, execution and delivery of the Transaction Documents by the Purchaser identified as the lead investor on Exhibit A hereto.
     4.3 Financial Information. The Company will use commercially reasonable efforts to cause the financial statements of the Company included in any documents filed with the SEC (i) to be prepared in accordance with accounting principles generally accepted in the United States, consistently applied (except (x) as may be otherwise indicated in such financial statements or the notes thereto, or (y) in the case of unaudited interim statements, to the extent they may not include footnotes, may be condensed or summary statements or may otherwise conform to the SEC’s rules and instructions for Reports on Form 10-Q), and (ii) to fairly present in all material respects the consolidated financial position of the Company and consolidated results of its operations and cash flows as of, and for the periods covered by, such financial statements (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments).

     4.4 Securities Laws Disclosure; Publicity. On or before 9:30 a.m., New York local time, on the first Business Day following the date of this Agreement, the Company shall issue a press release and, on or before Tuesday, December 26, 2007, shall file a Current Report on Form 8-K with the SEC, in each case announcing the signing of this Agreement and describing the terms of the transactions contemplated by this Agreement and including as an exhibit to such Current Report on Form 8-K the material Transaction Documents, in the form required by the Exchange Act (the “8-K Filing”). At the time of the filing of the 8-K Filing with the SEC, no Purchaser shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not otherwise publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the SEC (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law, regulations or the rules of any securities exchange, in which case the Company shall provide the Purchasers with prior notice of such disclosure.
     4.5 Sales by Purchasers. Each Purchaser will sell any Securities and Shares held by it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. No Purchaser will make any sale, transfer or other disposition of the Securities or Shares in violation of federal or state securities laws.
     4.6 Use of Proceeds. The Company will use the proceeds from the sale of the Securities (i) to make the payments required pursuant to the Serono Agreement in order to terminate the rights of Ares Trading SA. (“Ares”) to market, use and sell Crinone in the United States and to repurchase inventory of Crinone held by Ares, and (ii) otherwise, for working capital and not for the prepayment (at any time within six months of the Closing) of any other outstanding indebtedness of the Company or any of its Subsidiaries.
     4.7 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to use reasonable commercial efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, the Company will use reasonable commercial efforts to prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will use reasonable commercial efforts to take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.
     4.8 Reservation of Shares. So long as any Purchaser owns any Securities, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the number of shares of Common Stock issuable (i) as Conversion Shares upon conversion of the Notes then outstanding and (ii) as Warrant Shares upon exercise of the Warrants then outstanding (without taking into account any limitations on the conversion of the Notes or exercise of the Warrants set forth in the Notes and Warrants, respectively).

     4.9 Pledge of Securities. The Company will not object if the Securities are pledged by a Holder in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Holder effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 3.6 hereof; provided that a Holder and its pledgee shall be required to comply with the provisions of Section 3.6 hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with an acknowledgement of a pledge of the Securities to such pledgee by a Holder.
     4.10 Register; Transfer Agent Instructions.
          (a) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes and the Warrants in which the Company shall record the name and address of the Person in whose name the Notes and the Warrants have been issued (including the name and address of each transferee), the principal amount of Notes held by such Person and the number of Conversion Shares issuable upon conversion of the Notes and Warrant Shares issuable upon exercise of the Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Purchaser or its legal representatives.
          (b) Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of each Purchaser or its respective nominee(s), for the Conversion Shares and the Warrant Shares issued at the Closing or upon conversion of the Notes or exercise of the Warrants in such amounts as specified from time to time by each Purchaser to the Company upon conversion of the Notes or exercise of the Warrants in the form of Exhibit E attached hereto (the “Irrevocable Transfer Agent Instructions”). The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 4.10(b), and stop transfer instructions to give effect to Section 3.6(a) hereof, will be given by the Company to its transfer agent, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents. If a Purchaser effects a sale, assignment or transfer of the Securities in accordance with Section 3.6(a), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Purchaser to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Conversion Shares or Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Securities to the Purchaser, assignee or transferee, as the case may be, without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 4.10(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 4.10(b), that a Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     4.11 Certain Approvals with Respect to Perry Purchaser. If the Purchaser is a Perry Purchaser, the provisions of this Section 4.11(d) shall apply.
          (a) Reference is made to that certain Rights Agreement, dated as of March 13, 2002, between the Company and First Union National Bank, as rights agent (the “Rights Agreement”). Capitalized terms used but not defined in this Section 4.11 shall have the meanings given to them in the Rights Agreement.
          (b) Perry Corp., a New York corporation (the “Perry Purchaser”), hereby represents and warrants to the Company that, immediately prior to the Closing, it, its Affiliates and Associates do not Beneficially Own more than 19.9% of the outstanding shares of Common Stock.
          (c) The Company hereby waives, for purposes of the transactions contemplated by this Agreement only, any restriction imposed on the Perry Purchaser under the Standstill Agreement that would prohibit the Perry Purchaser from acquiring the Shares hereunder.
          (d) The Company hereby represents and warrants and the Perry Purchaser acknowledges that (i) the board of directors of the Company has approved for purposes of clause (ii) (A) of the first proviso of the definition of “Acquiring Person” in the Rights Agreement, the Perry Purchaser, together with its Affiliates and Associates, becoming the Beneficial Owner, in the aggregate, of up to, but no more than, an aggregate of 27% of the outstanding Voting Stock, subject to the Perry Purchaser and its Affiliates and Associates, as of the date hereof, being eligible to report Beneficial Ownership of all such stock on Schedule 13G under the Exchange Act and not, as of the date hereof, being required to report such ownership on Schedule 13D under the Exchange Act and (ii) the board of directors of the Company has approved the transaction for purposes of Section 203 of the Delaware General Corporation Law.
ARTICLE 5
CONDITIONS TO CLOSING
     5.1 Conditions to Obligations of the Company. The Company’s obligation to complete the purchase and sale of the Securities and deliver such Notes and Warrants to each Purchaser is subject to the fulfillment or waiver as of the Closing Date of the following conditions:
          (a) Receipt of Funds. The Company shall have received immediately available funds in the full amount of the purchase price for the Securities being purchased hereunder as set forth opposite such Purchaser’s name on Exhibit A hereto.
          (b) Representations and Warranties. The representations and warranties made by each Purchaser in Article 3 which are qualified as to materiality must be true and correct as written and the representations and warranties of each Purchaser contained in this Agreement which are not qualified as to materiality must be true and correct in all material respects as of the Closing Date except to the extent that the representations and warranties relate to an earlier date in which case the representations and warranties must be true and correct as written or true and correct in all material respects, as the case may be, as of the earlier date.

          (c) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.
          (d) Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Securities.
          (e) Nasdaq Qualification. The Shares to be issued shall be duly authorized for listing by Nasdaq, subject to official notice of issuance, to the extent required by the rules of Nasdaq.
          (f) Absence of Litigation. No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.
          (g) No Governmental Prohibition. The sale of the Securities by the Company shall not be prohibited by any law or governmental order or regulation.
          (h) Minimum Aggregate Investment. The Company shall have received at the Closing at least $40 million of aggregate proceeds from the sale of Securities hereunder.
          (i) Acquisition of Crinone. The transactions contemplated by the Serono Agreement shall have been consummated at or prior to the Closing.
          (j) PharmaBio Consent. PharmaBio shall have consented to the issuance of the Securities on the terms set forth herein at or prior to the Closing.
     5.2 Conditions to Purchasers’ Obligations at the Closing. Each Purchaser’s obligation to complete the purchase and sale of the Securities is subject to the fulfillment or waiver as of the Closing Date of the following conditions:
          (a) Representations and Warranties. The representations and warranties made by the Company in Article 2 which are qualified as to materiality must be true and correct as written and the representations and warranties of the Company contained in this Agreement which are not qualified as to materiality must be true and correct in all material respects as of the Closing Date except to the extent that the representations and warranties relate to an earlier date in which case the representations and warranties must be true and correct as written or true and correct in all material respects, as the case may be, as of the earlier date.
          (b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.
          (c) Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state or foreign or other jurisdiction for the offer and sale of the Securities.

          (d) Legal Opinion. The Company shall have delivered to such Purchaser an opinion, dated as of the Closing Date, from Kaye Scholer LLP, counsel to the Company, in substantially the form attached hereto as Exhibit D hereto.
          (e) Transfer Agent Instructions. The Company shall have delivered to such Purchaser a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit E hereto, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.
          (f) Nasdaq Qualification. The Shares shall be duly authorized for listing by Nasdaq, subject to official notice of issuance, to the extent required by the rules of Nasdaq.
          (g) Absence of Litigation. No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.
          (h) Acquisition of Crinone. The transactions contemplated by the Serono Agreement shall have been consummated at or prior to the Closing.
          (i) PharmaBio Consent. PharmaBio shall have consented to the issuance of the Securities on the terms set forth herein at or prior to the Closing.
          (j) No Governmental Prohibition. The sale of the Securities by the Company shall not be prohibited by any law or governmental order or regulation.
ARTICLE 6
REGISTRATION RIGHTS
     6.1 The Company shall use commercially reasonable efforts to file, as soon as reasonably practicable, but in no event later than 30 days after the Closing Date (the “Filing Date”), a registration statement (the “Registration Statement”) with the SEC covering the resale of the Registrable Securities, and effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) of the Shares as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Deadline. The Registration Statement will be on Form S-3; provided, that if Form S-3 is not available for use by the Company on the Filing Date, then the Registration Statement will be on such form as is then available.
     6.2 All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 6.1 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered.
     6.3 In the event the number of shares available under a Registration Statement filed pursuant to Section 6.1 is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement, the Company shall amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen days after the necessity therefor arises. The Company shall use commercially reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of shares of Common Stock available for resale under the Registration Statement is less than the product determined by multiplying (i) the Required Registration Amount as of such time by (ii) 0.90. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the conversion of the Notes or the exercise of the Warrants and such calculation shall assume that the Notes are then convertible for shares of Common Stock at the then prevailing Conversion Price (as defined in the Notes) and that the Warrants are then exercisable for shares of Common Stock at the then prevailing Exercise Price (as defined in the Warrants).
     6.4 The Company further agrees that, in the event that the Registration Statement (i) has not been filed with the SEC on or before the Filing Date, (ii) has not been declared effective by the SEC on or before the Effectiveness Deadline, or (iii) after the Registration Statement is declared effective by the SEC, is suspended by the Company or ceases to remain continuously effective during the Registration Period as to all Registrable Securities for which it is required to be effective, other than, in each case, within the time period(s) permitted by Section 6.8(b) (each such event referred to in clauses (i), (ii) and (iii), (a “Registration Default”)), for all or part of any thirty-day period (a “Non-Liquidity Payment Period”) during which the Registration Default remains uncured (which initial thirty-day period shall commence on the fifth Business Day after the date of such Registration Default if such Registration Default has not been cured by such date), the Company shall pay to each Purchaser 1% of such Purchaser’s aggregate Purchase Price of his or her Securities for each Non-Liquidity Payment Period during which the Registration Default remains uncured; provided, however, that if a Purchaser fails to provide the Company with any information that is required to be provided in the Registration Statement with respect to such Purchaser as set forth herein, then the commencement of the Non-Liquidity Payment Period described above shall be extended until two Business Days following the date of receipt by the Company of such required information; and provided, further, that in no event shall the Company be required hereunder to pay to any Purchaser pursuant to this Agreement an aggregate amount that exceeds 8% of the aggregate Purchase Price paid by such Purchaser for such Purchaser’s Securities. The Company shall deliver said cash payment to the Purchaser by the fifth Business Day after the end of such Non-Liquidity Payment Period. If the Company fails to pay said cash payment to the Purchasers in full by the fifth Business Day after the end of such Non-Liquidity Payment Period, the Company will pay interest thereon at a rate of 10.0% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchasers, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The provisions of this Section 6.4 are the Purchasers’ exclusive remedy for any Registration Default.
     6.5 In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense, during the Registration Period, the Company shall:
          (a) except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of the Registration Statement, use commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective with respect to a Holder, and to keep such Registration Statement free of any material misstatements or omissions, until the earlier of the following: (i) the fifth anniversary of the Closing Date or (ii) the date all Shares held by such Holder may be sold under Rule 144 during any 90 day period. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as the “Registration Period.”
          (b) advise the Holders within three Business Days:
               (i) when the Registration Statement or any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;
               (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus included therein;
               (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;
               (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and
               (v) of the occurrence of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the Registration Statement and the prospectus, as applicable, do not contain an untrue statement of material fact, and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;
          (c) The Company shall notify each Holder in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten copies of such supplement or amendment to each Holder (or such other number of copies as such Holder may reasonably request). The Company shall also promptly notify each Holder in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Holder by facsimile or e-mail on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          (d) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;
          (e) if a Holder so requests in writing, promptly furnish to each such Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if explicitly requested, all exhibits in the form filed with the SEC (other than those exhibits available via EDGAR);
          (f) during the Registration Period, promptly deliver to each such Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request in writing; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;
          (g) during the Registration Period, if a Holder so requests in writing, deliver to each Holder, without charge, (i) one copy of the following documents, other than those documents available via EDGAR: (A) its annual report to its stockholders, if any (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by an independent registered public accounting firm of recognized standing), (B) if not included in substance in its annual report to stockholders, its annual report on Form 10-K (or similar form), (C) its definitive proxy statement with respect to its annual meeting of stockholders, (D) each of its quarterly report(s) on Form 10-Q (or similar form), and (E) a copy of the full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) if explicitly requested, all exhibits excluded by the parenthetical to the immediately preceding clause (E);
          (h) prior to any public offering of Registrable Securities pursuant to any Registration Statement, promptly take such actions as may be necessary to register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such United States jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;
          (i) upon the occurrence of any event contemplated by Section 6.5(b)(v) or 6.5(c) above, except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of the Registration Statement, the Company shall use commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
          (j) otherwise use commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the SEC which could affect the sale of the Registrable Securities;

          (k) use commercially reasonable efforts to cause all Registrable Securities to be listed on each securities exchange or market, if any, on which equity securities issued by the Company have been listed;
          (l) use commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and to enable the Holders to sell Registrable Securities under Rule 144; and
          (m) if requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request; and
          (n) if a Holder so requests in writing, permit a single counsel for the Purchasers designated by Holders of a majority of the Registrable Securities to review the Registration Statement and all amendments and supplements thereto, within two Business Days prior to the filing thereof with the SEC;
provided that, in the case of clause (n) above, the Company shall not be required (A) to delay the filing of the Registration Statement or any amendment or supplement thereto to incorporate any comments to the Registration Statement or any amendment or supplement thereto by or on behalf of a Holder if such comments would require or result in a delay in the filing of such Registration Statement, amendment or supplement, as the case may be, or (B) to provide, and shall not provide, any Purchaser or its representatives with material, non-public information unless such Purchaser agrees to receive such information and enters into a written confidentiality agreement with the Company in a form reasonably acceptable to the Company.
     6.6 The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 6.1 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.
     6.7 (a) To the extent permitted by law, the Company shall indemnify each Holder and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which any registration that has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 6.7(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, prospectus or any amendment or supplement thereof, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in case of any prospectus, in light of the circumstances in which they were made), or any violation by the Company of any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, and will reimburse each Holder and each person controlling such Holder, for reasonable legal and other out-of-pocket expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use in preparation of such Registration Statement, prospectus, amendment or supplement; provided further that the Company will not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of such Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the Registration Statement becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) or in the prospectus subject to completion under Rule 424 of the Securities Act, which together meet the requirements of Section 10(a) of the Securities Act (the “Final Prospectus”), such indemnity shall not inure to the benefit of any such Holder or any such controlling person, if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.
          (b) Each Holder will severally, and not jointly, indemnify the Company, each of its directors and officers, and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 6.8(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, prospectus, or any amendment or supplement thereof, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in case of any prospectus, in light of the circumstances in which they were made), and will reimburse the Company, such directors and officers, and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder specifically for use in preparation of the Registration Statement, prospectus, amendment or supplement. Notwithstanding the foregoing, a Holder’s aggregate liability pursuant to this subsection (b) and subsection (d) shall be limited to the net amount received by the Holder from the sale of the Registrable Securities pursuant to the Registration Statement.
          (c) Each party entitled to indemnification under this Section 6.8 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld). No Indemnifying Party, in its defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.
          (d) If the indemnification provided for in this Section 6.8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     6.8 (a) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 6.1 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.
          (b) Notwithstanding anything in this Agreement to the contrary, if the Company shall notify the Holders participating in a registration that the Board of Directors of the Company has made the good faith determination (i) that continued use by such Holders of the Registration Statement for purposes of effecting offers or sales of Shares pursuant thereto would require, under the Securities Act, premature disclosure in the Registration Statement (or the prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would make the successful consummation by the Company of any such material transaction significantly less likely and (iii) that it is therefore desirable to suspend the use by such Holders of such Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Shares pursuant thereto, then the right of such Holders to use the Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Shares pursuant thereto shall be suspended. Notwithstanding the foregoing, the Company shall not under any circumstances be entitled to exercise its right to suspend the use of the Registration Statement on more than three occasions during any 12-month period or for more than 20 days per such occasion. Each Holder hereby covenants and agrees that it will not sell any Shares pursuant to the Registration Statement during the periods the Registration Statement is withdrawn or the ability to sell thereunder is suspended as set forth in this Section 6.9(b).

          (c) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing, including completing an Investor Questionnaire in the form provided by the Company, or as shall be required in connection with any registration referred to in this Article 6.
          (d) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.
          (e) Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such Registration Statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.
          (f) At the end of the Registration Period the Holders shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.
     6.9 With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, so long as the Holders still own Registrable Securities, the Company shall use commercially reasonable efforts to:
          (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;
          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and
          (c) so long as a Holder owns any Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Securities Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.
     6.10 The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 6.1 may be assigned by a Holder in connection with a transfer by such Holder of all or a portion of its Registrable Securities, provided, however, that such transfer must be made at least three Business Days prior to the Filing Date and that (i) such transfer must otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice to the Company at least three Business Days prior to the Filing Date; and (iii) such transferee agrees in writing to comply with the terms and provisions of this Agreement, has provided the Company with a completed Investor Questionnaire in such form as is reasonably requested by the Company, and such transfer is otherwise in compliance with this Agreement.

     6.11 The rights of the Holders under any provision of this Article 6 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended by an instrument in writing signed by Holders of at least a majority of the number of Registrable Securities; provided, that any rights of the Holders relating to payment obligations of the Company may only be waived or amended by an instrument in writing signed by all Holders.
ARTICLE 7
DEFINITIONS
     As used herein, the following capitalized terms have the following meanings:
     “Affiliate” means, with respect to any Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition “control,” when used with respect to any specified Person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).
     “Business Day” means a day Monday through Friday on which banks are generally open for business in New York City.
     “Bylaws” has the meaning set forth in Section 2.3.
     “Certificate of Incorporation” has the meaning set forth in Section 2.3.
     “Closing” has the meaning set forth in Section 1.3.
     “Closing Date” has the meaning set forth in Section 1.3.
     “Common Stock” means the common stock, par value $0.01 per share, of the Company.
     “Company” means Columbia Laboratories, Inc.
     “Effectiveness Deadline” means the earlier of (i) the date which is 120 calendar days after the Closing Date and (ii) the date which is five Business Days from the date the Company receives written notice from the SEC that no review of the Registration Statement will be made by the staff of the SEC or that the staff has no further comments to the Registration Statement, as the case may be.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Filing Date” has the meaning set forth in Section 6.1.
     “Final Prospectus” has the meaning set forth in Section 6.7(a).
     “Financial Statements” means the financial statements of the Company included in the SEC Documents.

     “Holder” means any Purchaser for so long as such Purchaser holds Registrable Securities, or any person to whom the rights under Article 6 have been transferred in accordance with Section 6.9 hereof.
     “Indemnified Party” has the meaning set forth in Section 6.7(c).
     “Indemnifying Party” has the meaning set forth in Section 6.7(c).
     “Insolvent” means, with respect to any Person, (a) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total Indebtedness, (b) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (c) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (d) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.
     “Intellectual Property” has the meaning set forth in Section 2.10.
     “Material Adverse Effect” means a material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby and the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith or on the authority or ability of the Company to perform its obligations under the Transaction Documents.
     “Nasdaq” means The Nasdaq Global Market or any successor thereto.
     “Non-Liquidity Payment Period” has the meaning set forth in Section 6.4.
     “Notes” has the meaning set forth in Section 1.1.
     “Offering” means the private placement of the Company’s Securities contemplated by this Agreement.
     “Person” means any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).
     “PharmaBio” has the meaning set forth in Section 2.3.
     “Placement Agent” means Rodman & Renshaw LLC.
     “Purchasers” mean the Purchasers whose names are set forth on the signature pages of this Agreement, and their permitted transferees.
     “Purchase Price” has the meaning set forth in Section 1.1.
     The terms “register,” “registered” and “registration” refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     “Registrable Securities” means the Shares and any capital stock of the Company issued or issuable with respect to the Notes, the Shares or the Warrants as a result of any split, dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversion of the Notes or exercise of the Warrants; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale or (C) are held by a Holder or a permitted transferee pursuant to Section 6.10.
     “Registration Default” has the meaning set forth in Section 6.4.
     “Registration Expenses” means all expenses incurred by the Company in complying with Section 6.1 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but, for the avoidance of doubt, excluding the fees of legal counsel for any Holder).
     “Registration Statement” has the meaning set forth in Section 6.1.
     “Registration Period” has the meaning set forth in Section 6.5(a).
     “Required Registration Amount” means 100% of the sum of (i) the maximum number of Conversion Shares issued or issuable upon conversion of the Notes as of the trading day immediately preceding the applicable date of determination and (ii) the maximum number of Warrant Shares issued and issuable pursuant to the Warrants as of the trading day immediately preceding the applicable date of determination, (without regard to any limitation on conversion of the Notes or exercise of the Warrants).
     “Rule 144” means Rule 144 promulgated under the Securities Act, or any successor rule.
     “SEC” means the United States Securities and Exchange Commission.
     “SEC Documents” has the meaning set forth in Section 2.6.
     “Securities” has the meaning set forth in Section 1.1.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute.
     “Selling Expenses” means all selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.
     “Serono Agreement” means the Agreement, dated the date hereof, by and among Ares Trading S.A., Serono, Inc., the Company and Columbia Laboratories (Bermuda), Ltd.
     “Shares” has the meaning set forth in Section 2.4.

     “Subsidiary” of any person shall mean any corporation, partnership, limited liability company, joint venture or other legal entity of which such Person (either above or through or together with any other subsidiary) owns, directly or indirectly, more than 50% of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.
     “Warrants” has the meaning set forth in Section 1.1.
ARTICLE 8
GOVERNING LAW; MISCELLANEOUS
     8.1 Governing Law; Jurisdiction; Jury Trial. This Agreement will be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
     8.2 Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.
     8.3 Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.
     8.4 Severability. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.
     8.5 Entire Agreement; Amendments. This Agreement (including all schedules and exhibits hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and Purchasers holding a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 8.5 shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding (including securities into which such Securities are convertible and for which such Securities are exercisable), each future holder of all such securities, and the Company.
     8.6 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed email, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. The addresses for such communications are:

If to the Company:	Columbia Laboratories, Inc.
354 Eisenhower Parkway
Livingston, New Jersey 07039
Telecopier No.: (973) 994-3001
Telephone No.: (973) 994-3999
Attention: General Counsel

With a copy to:	Kaye Scholer LLP
425 Park Avenue
New York, New York 10022
Telecopier No.: (212) 836-8689
Telephone No.: (212) 836-8673
Attention: Adam H. Golden, Esq.
     If to a Purchaser: To the address set forth immediately below such Purchaser’s name on the signature pages hereto. Each party will provide ten days’ advance written notice to the other parties of any change in its address.
     8.7 Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties and their successors and permitted assigns. The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers, and no Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company, except as permitted in accordance with Section 6.9 hereof.
     8.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto, their respective permitted successors and assigns and the Placement Agent, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.
     8.9 Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     8.10 No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
     8.11 Equitable Relief. The Company recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Purchasers. The Company therefore agrees that the Purchasers are entitled to seek temporary and permanent injunctive relief in any such case. Each Purchaser also recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Company. Each Purchaser therefore agrees that the Company is entitled to seek temporary and permanent injunctive relief in any such case
     8.12 Survival of Representations and Warranties. Notwithstanding any investigation made by any party to this Agreement, all representations and warranties made by the Company and the Purchasers herein shall survive for a period of three years following the date hereof, except for Sections 2.1, 2.2, 2.11 and 2.19 which representations and warranties shall survive the Closing until the lapse of the statute of limitations.
     8.13 Independent Nature of Purchasers’ Obligations and Rights. The obligations of the Purchaser under this Agreement and the other Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement or any other Transaction Document. Nothing contained herein and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, or are deemed affiliates (as such term is defined under the Exchange Act) with respect to such obligations or the transactions contemplated by this Agreement or the other Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement and the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.
[Signature Page Follows]

     In Witness Whereof, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

COLUMBIA LABORATORIES, INC.

By:	/s/ Robert S. Mills

Name:	Robert S. Mills
Title:	President and Chief Executive Officer

Securities Purchase Agreement
Signature Page

Purchaser

14159, L.P.

(investor name)

By:	14159 Capital, L.P., (General Partner)
By:	14159 Capital (GP), LLC, (General Partner)
By:	Julian Baker, Managing Member

By:	/s/ Julian Baker

(signature)

(print name and title)

Address:	667 Madison Ave, 17th Floor

New York, NY, 10021

Facsimile:	(212) 339-5688

Securities Purchase Agreement
Signature Page

Purchaser

Baker Brothers Life Sciences, L.P.

(investor name)

By:
Bakers Brothers Life Sciences Capital, L.P., (General Partner)
By:
Bakers Brothers Life Sciences Capital (GP), LLC, (General Partner)
By:
Felix Baker, Ph.D., Managing Member

By:	/s/ Felix Baker

(signature)

(print name and title)

Address:	667 Madison Ave, 17th Floor

New York, NY, 10021

Facsimile:	(212) 339-5688

Securities Purchase Agreement
Signature Page

Purchaser

Baker Biotech Fund I, L.P.

(investor name)

By:	Bakers Biotech Capital, L.P., (General Partner)
By:	Bakers Biotech Capital (GP), LLC, (General Partner)
By	Julian Baker, Managing Member

By:	/s/ Julian Baker

(signature)

(print name and title)

Address:	667 Madison Ave, 17th Floor

New York, NY, 10021

Facsimile:	(212) 339-5688

Securities Purchase Agreement
Signature Page

Purchaser

Baker/Tisch Investments, L.P.

(investor name)

By:	Bakers/Tisch Capital, L.P., (General Partner)
By:	Bakers/Tisch Capital (GP), LLC, (General Partner)
By:	Felix Baker, Ph.D., Managing Member

By:	/s/ Felix Baker

(signature)

(print name and title)

Address:	667 Madison Ave, 17th Floor

New York, NY, 10021

Facsimile:	(212) 339-5688

Securities Purchase Agreement
Signature Page

Purchaser

Curran Family Partners II

(investor name)

By:	/s/ John P. Curran

(signature)

John P. Curran, General Partner

(print name and title)

Address:	100 Scarborough Sta. Rd.

Briarcliff Manor, NY 10510

Facsimile: (914) 944-1471

Securities Purchase Agreement
Signature Page

Purchaser

Knott Partner, LP

(investor name)

By:	/s/ David M. Knott

(signature)

David M. Knott, General Partner

(print name and title)

Address:	485 Underhill Blvd, Suite 205

Syosset, NY 11791

Facsimile:	(516) 364-0879

Securities Purchase Agreement
Signature Page

Purchaser

Matterhorn Offshore Fund, Ltd.

(investor name)

By: /s/ David M. Knott

(signature)

David M. Knott, President

(print name and title)

Dorset Management Corp. Investment Advisor

Address:	485 Underhill Blvd, Suite 205

Syosset, NY 11791

Facsimile:	(516) 364-0879

Securities Purchase Agreement
Signature Page

Purchaser

Shoshone Partners, LP

(investor name)

By:	/s/ David M. Knott

(signature)

David M. Knott, President

(print name and title)

Dorset Management Corp.
Investment Advisor

Address:	485 Underhill Blvd, Suite 205

Syosset, NY 11791

Facsimile:	(516) 364-0879

Securities Purchase Agreement
Signature Page

Purchaser

Finderne, LLC

(investor name)

By:	/s/ David M. Knott

(signature)

David M. Knott, President

(print name and title)

Dorset Management Corp.
Investment Advisor

Address:	485 Underhill Blvd, Suite 205

Syosset, NY 11791

Facsimile:	(516) 364-0879

Securities Purchase Agreement
Signature Page

Purchaser

CommonFund Hedged Equity Company

(investor name)

By:	/s/ David M. Knott

(signature)

David M. Knott, President

(print name and title)

Dorset Management Corp.
Investment Advisor

Address:	485 Underhill Blvd, Suite 205

Syosset, NY 11791

Facsimile:	(516) 364-0879

Securities Purchase Agreement
Signature Page

Purchaser

Mulsanne Partners, LP

(investor name)

By:	/s/ David M. Knott

(signature)

David M. Knott, President

(print name and title)

Dorset Management Corp.
Investment Advisor

Address:	485 Underhill Blvd, Suite 205

Syosset, NY 11791

Facsimile:	(516) 364-0879

Securities Purchase Agreement
Signature Page

Purchaser

Kenneth E. Beebe and Janet E. Beebe

(investor name)

By:	/s/ K. E. Beebe

(signature)

K. E. Beebe

(print name and title)

Address:	2555 Joseph Drive

Alamo, CA 94507

Facsimile:

Securities Purchase Agreement
Signature Page

Purchaser

Kirk and Dana Beebe

(investor name)

By:	/s/ Kirk Beebe

(signature)

Kirk Beebe

(print name and title)

Address:	2732 Falconview Ct

Alamo, CA 94507

Facsimile:

Securities Purchase Agreement
Signature Page

Purchaser

Beebe 88 Partners

(investor name)

By:	/s/ Kirk Beebe

(signature)

Kirk Beebe, Partner

(print name and title)

Address:	2555 Joseph Drive

Alamo, CA 94507

Facsimile:

Securities Purchase Agreement
Signature Page

Purchaser

Beebe 98 Partners

(investor name)

By:	/s/ Kirk Beebe

(signature)

Kirk Beebe, Partner

(print name and title)

Address:	2555 Joseph Drive

Alamo, CA 94507

Facsimile:

Securities Purchase Agreement
Signature Page

Purchaser

Morrison Family Trust dtd 51593

(investor name)

By: /s/ Richard H. Morrison

(signature)

Richard H. Morrison, ttee

(print name and title)

Address:	c/o Morrison Frazier 3658 Mt Diablo Blvd Lafayette, CA 94549
Facsimile:	(925) 283-1502
Securities Purchase Agreement
Signature Page

Purchaser

The Ascend Fund

(investor name)

By: /s/ Richard H. Morrison

(signature)

Richard H. Morrison, General Partner

(print name and title)

Address:	3658 Mt Diablo Blvd Lafayette, CA 94549
Facsimile:	(925) 283-1502
Securities Purchase Agreement
Signature Page

Purchaser

Morrison 1997 CRT

(investor name)

By: /s/ Richard H. Morrison

(signature)

Richard H. Morrison, ttee

(print name and title)

Address:	3658 Mt Diablo Blvd Lafayette, CA 94549
Facsimile:	(925) 283-1502
Securities Purchase Agreement
Signature Page

Purchaser

Laurie C. Morrison Trust

(investor name)

By: /s/ Laurie C. Morrison

(signature)

Laurie Morrison, ttee

(print name and title)

Address:	1708 Chapparal Ln. Lafayette, CA 94549
Facsimile:	(925) 947-5502
Securities Purchase Agreement
Signature Page

Purchaser

Perry Partners International Inc.

(investor name)

By:	Perry Corp., Investment Manager of Perry Partners International Inc.

By:	/s/ Michael Neus

(signature)

Michael Neus, General Counsel

(print name and title)

Address:	767 5th Ave., 19th Floor
New York, NY, 10153
Facsimile:	(212) 583-4146
Securities Purchase Agreement
Signature Page

Purchaser

Perry Commitment Fund L.P.

(investor name)

By:	Perry Commitment Associates L.L.C., General Partner of Perry Commitment Fund L.P.
By:	Perry Corp., Managing Member of Perry Commitment Associates L.L.C.

By:	/s/ Michael Neus

(signature)

Michael Neus, General Counsel

(print name and title)

Address:	767 5th Ave., 19th Floor New York, NY, 10153
Facsimile:	(212) 583-4146
Securities Purchase Agreement
Signature Page

Purchaser

Perry Commitment Master Fund L.P.

(investor name)

By:	Perry Commitment International Associates L.L.C., General Partner of Perry Commitment Master Fund L.P.
By:	Perry Corp., Managing Member of Perry Commitment Associates L.L.C.

By:	/s/ Michael Neus

(signature)

Michael Neus, General Counsel

(print name and title)

Address:	767 5th Ave., 19th Floor New York, NY, 10153
Facsimile:	(212) 583-4146
Securities Purchase Agreement
Signature Page

Purchaser

Perry Partners L.P.

(investor name)

By:	Perry Corp., General Partner of Perry Partners L.P.

By:	/s/ Michael Neus

(signature)

Michael Neus, General Counsel

(print name and title)

Address:	767 5th Ave., 19th Floor New York, NY, 10153
Facsimile:	(212) 583-4146
Securities Purchase Agreement
Signature Page

Purchaser

HighBridge International LLC

(investor name)

By: HighBridge Capital Management, LLC

By: /s/ Adam J. Chill

(signature)

Adam J. Chill, Managing Director

(print name and title)

Address:	c/o Highbridge Capital Management, LLC 9 West 57th Street, 27th Floor New York, New York 10019
Facsimile:	(212) 751-0755
Attn: Ari J Storch / Adam J. Chill
Securities Purchase Agreement
Signature Page

EXHIBIT A
SCHEDULE OF PURCHASERS

	Aggregate Principal		Aggregate Purchase
Purchaser	Amount of Notes	Warrants	Price

14159, L.P.	$140,000.00	8,000.00	$140,000.00
Baker Brothers Life Sciences, L.P.	$4,256,000.00	243,200.00	$4,256,000.00
Baker Biotech Fund I, L.P.	$719,000.00	41,085.71	$719,000.00
Baker Biotech Fund I, L.P.	$805,000.00	46,000.00	$805,000.00
Baker/Tisch Investments, L.P.	$38,000.00	2,171.43	$38,000.00
Baker/Tisch Investments, L.P.	$42,000.00	2,400.00	$42,000.00
Curran Family Partners II	$2,000,000.00	114,285.71	$2,000,000.00
Knott Partners, LP	$136,000.00	7,771.43	$136,000.00
Matterhorn Offshore Fund, Ltd.	$3,940,000.00	225,142.86	$3,940,000.00
Shoshone Partners, LP	$158,000.00	9,028.57	$158,000.00
Finderne, LLC	$628,000.00	35,885.71	$628,000.00
CommonFund Hedged Equity Company	$55,000.00	3,142.86	$55,000.00
Mulsanne Partners, LP	$83,000.00	4,742.86	$83,000.00
Kenneth E. Beebe and Janet E. Beebe	$100,000.00	5,714.29	$100,000.00
Kirk & Dana Beebe	$100,000.00	5,714.29	$100,000.00
Beebe 88 Partners	$30,000.00	1,714.29	$30,000.00
Beebe 98 Partners	$40,000.00	2,285.71	$40,000.00
Morrison Family Trust dtd 51593	$700,000.00	40,000.00	$700,000.00
The Ascend Fund	$1,500,000.00	85,714.29	$1,500,000.00
Morrison 1997 CRT	$430,000.00	24,571.43	$430,000.00
Laurie C. Morrison Trust	$100,000.00	5,714.29	$100,000.00
Perry Partners International Inc.	$10,399,903.50	594,280.20	$10,399,903.50
Perry Commitment Fund L.P.	$825,998.25	47,199.90	$825,998.25
Perry Commitment Master Fund L.P.	$2,016,000.00	115,200.00	$2,016,000.00
Perry Partners L.P.	$4,758,096.00	271,891.20	$4,758,096.00
Highbridge International LLC	$6,000,000.00	342,857.14	$6,000,000.00
Total	$39,999,997.75	2,285,714.16	$39,999,997.75

EXHIBIT B
FORM OF NOTE

EXHIBIT C
FORM OF WARRANT

EXHIBIT D
FORM OF LEGAL OPINION

EXHIBIT E
FORM OF TRANSFER AGENT INSTRUCTIONS